UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

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Invesco Ltd.

(Exact name of registrant as specified in its charter)

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Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2010, Invesco Ltd. (“Invesco”) and Morgan Stanley, a Delaware corporation (“Morgan Stanley”), amended that certain Transaction Agreement (as amended, the “Transaction Agreement), dated as of October 19, 2009, pursuant to which Invesco agreed to acquire the retail investment management business of Morgan Stanley by (i) acquiring Van Kampen Investments, Inc. and its subsidiaries and (ii) purchasing certain assets and assuming certain liabilities associated with designated non-Van Kampen retail investment products (collectively, the “Van Kampen Business”).  Under the amendment, Invesco agreed to alter the consideration it will pay to Morgan Stanley by reducing the Invesco stock consideration from 44.1 million shares to 30.9 million shares and increasing the cash consideration from $500 million to $800 million.

The foregoing description of the Transaction Agreement is qualified in its entirety by reference to the actual terms of the Transaction Agreement.  The Transaction Agreement as originally entered into is described more fully in Invesco’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 23, 2009, which Current Report is incorporated herein by reference.  A copy of the amendment is attached as Exhibit 10.2 hereto, and is incorporated herein by reference.  The Transaction Agreement, as amended, has been attached to provide investors with information regarding the terms of the Transaction Agreement.  It is not intended to provide any other factual information about Invesco, Morgan Stanley or their respective businesses or operations.  The representations, warranties, covenants and agreements included in the Transaction Agreement were included solely for the benefit of the other parties to the Transaction Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to inaccurate, (b) may have been qualified in the Transaction Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Transaction Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Transaction Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Transaction Agreement or such other date or dates as may be specified in the Transaction Agreement.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Invesco or Morgan Stanley, or any of their respective subsidiaries or affiliates.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2010, Invesco completed its acquisition of the Van Kampen Business pursuant to the Transaction Agreement.  The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 1, 2010, the Company issued a press release announcing the completion of the acquisition, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Affiliates of Morgan Stanley have engaged in transactions with, and have performed underwriting, investment banking, lending and advisory services for, Invesco Ltd. and/or its affiliates in the ordinary course of their business.  Morgan Stanley or its affiliates have previously acted as financial advisors to funds and accounts managed by Invesco and have entered into repurchase agreements, credit default swaps, equity swaps, foreign exchange contracts, guarantees and other derivative contracts with such funds and accounts.  They have received or will receive customary fees and reimbursements of expenses for these transactions and services.  Morgan Stanley’s broker dealer subsidiary, Morgan Stanley Smith Barney (“MSSB”), is a primary distribution partner of Invesco Distributors, Inc., a subsidiary of Invesco Ltd. (“IDI”).  MSSB provides access to its broker dealer network to IDI wholesalers.  MSSB sells Invesco mutual funds, PowerShares exchange traded funds, Van Kampen unit investment trusts, Invesco Advisors separately managed accounts and other Invesco products through their broker dealer network.  Other affiliates of Morgan Stanley distribute products sponsored by Invesco outside the U.S.  In addition, Morgan Stanley is a counter-party for execution and research for a number of Invesco Ltd.’s investment teams.  All trades effected by Morgan Stanley for Invesco are done on the basis of best execution.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 27, 2010, Invesco drew down an aggregate amount of $650 million under its three-year $1.25 billion revolving credit facility pursuant to the Credit Agreement, dated as of May 24, 2010 (the “Credit Agreement”).  The funds will be used to finance the acquisition of the Van Kampen Business, and for general corporate purposes. The borrowing under the Credit Agreement will initially bear interest at a weighted average rate of 1.73%. After giving effect to this borrowing, Invesco has an additional $600 million available for borrowing under the Credit Agreement.

For a description of the material terms of the Credit Agreement, see the disclosures in Invesco’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2010.  The description of the Credit Agreement contained therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2010.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1

Transaction Agreement, dated as of October 19, 2009, between Morgan Stanley and Invesco Ltd., incorporated by reference to Exhibit 10.1 to Invesco’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission on October 30, 2009.

10.2	Amendment to Transaction Agreement, dated as of May 28, 2010.
99.1	Press Release, dated June 1, 2010, issued by Invesco Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin Carome
Kevin M. Carome
Senior Managing Director and
General Counsel

Date: June 2, 2010

Exhibit Index

Exhibit No.	Description
10.1

Transaction Agreement, dated as of October 19, 2009, between Morgan Stanley and Invesco Ltd., incorporated by reference to Exhibit 10.1 to Invesco’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission on October 30, 2009.

10.2	Amendment to Transaction Agreement, dated as of May 28, 2010.
99.1	Press Release, dated June 1, 2010, issued by Invesco Ltd.